GENERAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for General Money Market Fund, Inc. Kindly take note that the fiscal year of the Fund has been changed to conform with the reporting periods for other money market funds in the
General Family of Funds. Accordingly, this annual report covers the period from January 31, 1997, the date of the last annual report, through the new fiscal year-end date, November 30, 1997.
    For that period of time, your Fund's performance is as shown in the following chart:
                                                               ANNUALIZED
                                     ANNUALIZED YIELD       EFFECTIVE YIELD*
                                     ______________          _____________
           Class A Shares.........        4.89%                  5.00%
           Class B Shares.........        4.75%                  4.85%
The Economy
    Almost everything went right for the U.S. economy over the reporting period. In its seventh year of expansion, the economy showed no sign of an upsurge in inflation resulting from tightening labor markets. With the unemployment rate at its lowest level in almost a decade, investors had been concerned that wage gains might result in higher levels of inflation and cause the Federal Reserve Board (the "Fed") to again raise interest rates. Given the longevity of our economic recovery, the Fed's monetary policymakers apparently were hoping that a cyclical easing in the economic growth rate would help dampen any incipient inflationary pressure. Recent turmoil in the financial markets of Asia and Latin America has raised prospects for a slowdown in U.S. exports as those nations shore up their financial systems.
If this were to occur, the diminished demand for U.S. goods overseas could be a drag on domestic economic growth. What is all but certain is that the Fed is reluctant to further unsettle world financial markets by raising interest rates over the near term.
    Indicators of future economic conditions showed high levels of consumer optimism and pointed toward continued growth. Consumers' spirits have been lifted by an unemployment rate at a quarter-century low (4.7% at the end of the reporting period), and core inflation, which excludes food and energy price changes, at the 2% level. The Conference Board, a business-sponsored research group, recently reported that its Consumer Confidence Index hit a new high for this economic expansion. Since consumers account for two thirds of all economic activity, their confidence in the economy is an important indicator of future conditions. Another important index of future economic conditions, the Index of Leading Economic Indicators (also a Conference Board index), implied continued growth. Government reports of personal income and consumer spending showed healthy rates of increase as well.
    The production side of the economy continued its robust advance. Industrial output rose consistently, and while the factory utilization rate
(a potential harbinger of production bottlenecks and price pressures) also increased, there was little evidence of producer-generated inflation. Additional good news regarding inflation came from the report that the productivity of U.S. workers rose at its fastest pace in five years during the third quarter of 1997. This increase in worker efficiency helped push down unit labor costs and eased concerns that labor costs, despite the tight labor market, would lead to higher inflation.
    The interplay between worker productivity and worker wage increases does much in determining the future course of inflation. We continue to monitor that closely, along with developments in the international financial arena. The recent international turbulence underscored the close economic relationships that exist among all countries, particularly in this age of multinational companies and pervasive global capitalism.

Money Market Overview
    During the past 12 months, money market rates have stayed within a general trading range, fluctuating recently in response to pressure in the overseas markets and a downturn in the U.S. stock market. An inverse relationship has emerged between money market instruments and equities. The money market has provided an ideal liquidity haven for many investors.
    The last interest rate move by the Federal Reserve occurred in March 1997, when the Fed raised rates by a quarter point. For a significant period afterwards, the economy was moving at a moderate growth pace with subdued inflation. Later, concerns emerged regarding tight labor markets which threatened to adversely affect the inflation outlook. Recent evidence of faster growth in several sectors of the economy drew a stronger case for another Fed move. If it were not for the recent difficulties occurring in the overseas market and uncertainty over the effects on our economy, a policy move would probably have been made. At its December meeting, the Fed voted to keep the Fed Funds rate unchanged.
Portfolio Focus
    Against this backdrop, we have kept the average maturity of the portfolio slightly longer than the industry average. The intention has been to improve yields without assuming undue market risks. We believe that this strategy has been beneficial to the Fund. The currently volatile environment requires flexibility on our part as managers. Of course, we will make adjustments to the portfolio strategy as required by the dynamics of the market.
                              Sincerely,

                            (Patricia A. Larkin SIGNATURE LOGO)
                              Patricia A. Larkin
                              Senior Portfolio Manager
December 18, 1997
New York, N.Y.
* Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.

GENERAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                    NOVEMBER 30, 1997
                                                                                                     Principal
Negotiable Bank Certificates of Deposit-27.1%                                                          Amount            Value
                                                                                                 ______________    ______________

ABN-AMRO Bank N.V. (Yankee)
  5.59%-5.83%, 12/23/97-6/19/98.............................................                     $   45,500,000    $   45,503,388
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
  5.70%-6.01%, 3/16/98-4/14/98..............................................                         65,000,000        65,000,000
Berliner Handels-und Frankforter Bank (Yankee)
  5.69%, 7/13/98 (a)........................................................                         50,000,000        49,995,544
Dai-Ichi Kangyo Bank Ltd. (Yankee
  5.88%, 12/16/97...........................................................                          7,000,000         7,000,167
Fuji Bank Ltd. (Yankee)
  5.76%, 1/2/98.............................................................                         25,000,000        25,000,000
Industrial Bank of Japan Ltd. (Yankee)
  5.87%, 1/5/98.............................................................                         44,000,000        44,000,000
International Nederlanden Bank (London)
  6.06%, 6/5/98.............................................................                         43,000,000        43,006,875
Landesbank Hessen-Thueringen Girozentrale (Yankee)
  6.25%, 4/7/98.............................................................                         50,000,000        49,980,095
Lloyds Bank PLC (London)
  5.93%, 10/27/98...........................................................                         25,000,000        25,004,323
Sanwa Bank Ltd. (London)
  5.86%, 12/18/97...........................................................                         20,000,000        20,000,092
Societe Generale (Yankee)
  5.71%-5.93%, 4/20/98-10/27/98.............................................                         85,000,000        85,024,408
Sumitomo Bank Ltd. (Yankee)
  5.73%, 1/5/98.............................................................                         50,000,000        50,000,000
SwedBank (Yankee)
  5.70%, 3/23/98-7/28/98....................................................                         70,000,000        70,000,000
                                                                                                                   ______________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $579,514,892).......................................................                                       $  579,514,892
                                                                                                                   ==============
Commercial Paper-30.9%
ABN-AMRO North America Finance Inc.
  5.71%, 4/16/98............................................................                     $   30,000,000    $   29,371,000
Associates Corp. of North America
  5.58%, 12/1/97............................................................                         30,000,000        30,000,000
FINOVA Capital Corp.
  5.82%-5.84%, 2/23/98-4/24/98..............................................                         80,000,000        78,458,900


GENERAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1997
                                                                                                    Principal
Commercial Paper (continued)                                                                          Amount             Value
                                                                                                 ______________    ______________
General Electric Capital Corp.
  5.75%-5.85%, 6/9/98-6/12/98...............................................                         75,000,000        72,783,729
General Motors Acceptance Corp.
  5.67%-5.74%, 3/27/98-5/11/98..............................................                         97,000,000        94,900,291
Lehman Brothers Holdings Inc.
  5.82%-6.06%, 12/19/97-5/18/98.............................................                     $  100,000,000    $   97,834,280
Nordbanken N.A. Inc.
  5.70%-5.72%, 1/29/98-2/24/98..............................................                         37,200,000        36,759,846
Prudential Funding Corp.
  5.58%, 12/1/97............................................................                         50,000,000        50,000,000
Salomon Inc.
  5.84%-5.92%, 1/6/98-2/2/98................................................                         70,000,000        69,414,339
Santander Finance (DE) Inc.
  5.64%, 1/30/98............................................................                         25,000,000        24,771,250
SwedBank Inc.
  5.63%, 12/29/97...........................................................                         25,000,000        24,893,056
UBS Finance (DE) Inc.
  5.76%, 12/1/97............................................................                         50,000,000        50,000,000
                                                                                                                   ______________
TOTAL COMMERCIAL PAPER
  (cost $659,186,691).......................................................                                       $  659,186,691
                                                                                                                   ==============
Bank Notes-6.6%
Bankers Trust Co.
  5.74%, 4/3/98 (a).........................................................                     $   50,000,000    $   49,993,427
Bayerische Landesbank Girozentrale
  5.56%, 8/14/98............................................................                         25,000,000        25,043,106
Comerica Bank
  5.71%, 4/17/98 (a)........................................................                         25,000,000        24,995,471
First National Bank of Boston
  5.72%, 4/14/98 (a)........................................................                         20,000,000        20,000,000
Huntington National Bank
  5.75%, 6/23/98............................................................                         20,000,000        19,999,847
                                                                                                                   ______________
TOTAL BANK NOTES
  (cost $140,031,851).......................................................                                       $  140,031,851
                                                                                                                   ==============

GENERAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1997
                                                                                                    Principal
Corporate Notes-24.3%                                                                                 Amount            Value
                                                                                                 ______________    ______________

Bear, Stearns Companies Inc.
  5.83%, 1/13/98............................................................                     $   25,000,000    $   25,000,000
CTN Trust Series 1
  5.62%, 9/2/98 (a,b,c).....................................................                         50,000,000        50,130,835
Heller Financial Inc.
  5.70%-5.80%, 4/7/98-11/6/98 (a)...........................................                        100,000,000       100,000,000
Key Bank N.A. Cleveland
  5.67%, 2/18/98 (a)........................................................                         30,000,000        29,996,860
Merrill Lynch & Co. Inc.
  5.67%-5.72%, 4/15/98-10/30/98 (a).........................................                     $   75,000,000    $   75,000,000
Morgan Stanley Group Inc.
  5.82%, 5/18/98 (a)........................................................                         15,000,000        15,000,000
Old Kent Bank & Trust Co.
  5.68%, 10/14/98 (a).......................................................                         75,000,000        74,968,083
PHH Corp.
  5.68%-5.69%, 6/24/98-8/4/98 (a)...........................................                         65,000,000        65,000,000
PNC Bank N.A.
  5.68%-5.69%, 2/18/98-4/24/98 (a)..........................................                         40,000,000        39,994,891
Paine Webber Group Inc.
  5.80%, 1/7/98 (a).........................................................                         20,000,000        20,000,000
Salomon Inc.
  5.74%, 5/15/98............................................................                          2,900,000         2,903,127
  5.85%, 7/20/98 (a)........................................................                         20,000,000        20,000,000
                                                                                                                   ______________
TOTAL CORPORATE NOTES
  (cost $517,993,796).......................................................                                       $  517,993,796
                                                                                                                   ==============
Promissory Notes-4.4%
Goldman Sachs Group L.P.
  5.85%-5.92%, 1/5/98-6/12/98 (b,c)
  (cost $95,000,000)........................................................                     $   95,000,000    $   95,000,000
                                                                                                                   ==============
U.S. Government Agencies-5.9%
Federal Home Loan Mortgage Corp., Floating Rate Notes
  5.75%, 6/30/98 (a)........................................................                     $   10,700,000    $   10,707,047
Federal National Mortgage Association, Floating Rate Notes
  5.58%-5.61%, 1/21/98-12/1/99 (a)..........................................                        115,000,000       115,051,392
                                                                                                                   ______________
TOTAL U.S. GOVERNMENT AGENCIES
  (cost $125,758,439).......................................................                                       $  125,758,439
                                                                                                                   ==============

GENERAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                             NOVEMBER 30, 1997
Time Deposits-2.1%
______________________________________________________________________________
Berliner Handels-und Frankforter Bank AG (Cayman)
  5.63%, 12/1/97
  (cost $44,226,000)........................................................                     $   44,226,000    $   44,226,000
                                                                                                                   ==============
TOTAL INVESTMENTS
  (cost $2,161,711,669)............................................                 101.3%                         $2,161,711,669
                                                                                    ======                         ==============
LIABILITIES, LESS CASH AND RECEIVABLES.............................                  (1.3%)                        $  (27,266,539)
                                                                                    ======                         ==============
NET ASSETS.........................................................                 100.0%                         $2,134,445,130
                                                                                    ======                         ==============
Notes to Statement of Investments:
    (a)  Variable interest rate subject to periodic change.
    (b)  These notes were acquired for investment, not with intent to distribute or sell.
    (c)  Securities restricted as to public resale. These securities were acquired from 7/7/97 to 9/29/97 at a cost of par value. At November 30,
   1997, the aggregate value of these securities is $145,130,835 milllion, representing approximately 6.8% of net assets and are valued at amortized cost.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                          NOVEMBER 30, 1997
                                                                                                       Cost             Value
                                                                                                 ______________   ______________
ASSETS:              Investments in securities-See Statement of Investments...                   $2,161,711,669   $2,161,711,669
                     Cash.......................................                                                       5,662,204
                     Interest receivable........................                                                      18,235,126
                     Prepaid expenses...........................                                                         193,542
                                                                                                                  ______________
                                                                                                                   2,185,802,541
                                                                                                                  ______________
LIABILITIES:         Due to The Dreyfus Corporation and affiliates                                                       767,317
                     Due to Distributor.........................                                                         176,817
                     Payable for investment securities purchased                                                      50,000,000
                     Accrued expenses...........................                                                         413,277
                                                                                                                  ______________
                                                                                                                      51,357,411
                                                                                                                  ______________
NET ASSETS..................................................................                                      $2,134,445,130
                                                                                                                  ==============
REPRESENTED BY:      Paid-in capital............................                                                  $2,134,550,232
                     Accumulated net realized gain (loss) on investments                                                (105,102)
                                                                                                                   ______________
NET ASSETS..................................................................                                      $2,134,445,130
                                                                                                                    =============
                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                                                    Class A             Class B
                                                                                                 ______________    ______________
Net Assets..................................................................                     $  903,312,742    $1,231,132,388
Shares Outstanding..........................................................                        903,370,939     1,231,179,293
NET ASSET VALUE PER SHARE...................................................                              $1.00             $1.00
                                                                                                          =====             =====
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS
                                                                                            Ten Months Ended        Year Ended
                                                                                           November 30, 1997*    January 31, 1997
                                                                                         ____________________  __________________
INVESTMENT INCOME
INCOME                       Interest Income......................                            $   81,673,959     $   58,723,751
                                                                                              ______________     ______________
EXPENSES:                    Management fee-Note 2(a).............                            $    7,091,891     $    5,285,812
                             Shareholder servicing costs-Note 2(c)                                 2,933,147          1,794,756
                             Distribution fees-Note 2(b)..........                                 2,836,756          2,114,325
                             Registration fees....................                                   317,205            183,014
                             Custodian fees.......................                                   145,011            132,401
                             Professional fees....................                                    55,134             56,923
                             Prospectus and shareholders' reports.                                    39,795             43,285
                             Directors' fees and expenses-Note 2(d)                                   24,064             36,330
                             Miscellaneous........................                                   107,099             39,567
                                                                                               ______________     ______________
                                  Total Expenses                                                  13,550,082          9,686,413
                             Less-reduction in shareholder servicing costs
                                due to undertaking-Note 2(c).....                                   (401,679)          (243,136)
                                                                                               ______________     ______________
                                     Net Expenses                                                 13,148,403          9,443,277
                                                                                               ______________     ______________
INVESTMENT INCOME-NET.............................................                                68,525,556         49,280,474
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b).................                                   (78,341)            (8,067)
                                                                                               ______________     ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                            $   68,447,215     $   49,272,407
                                                                                               ==============     ==============
*  The Fund has changed its fiscal year end from January 31 to November 30.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                         Ten Months Ended        Year Ended          Year Ended
                                                                        November 30, 1997*    January 31, 1997   January 31, 1996
                                                                        __________________    ________________   ________________
OPERATIONS
  Investment income-net................................                    $   68,525,556      $   49,280,474     $   33,464,685
  Net realized gain (loss) on investments..............                           (78,341)             (8,067)            (3,057)
                                                                            _______________     ______________     ______________
      Net Increase (Decrease) in Net Assets
        Resulting from Operations......................                        68,447,215          49,272,407         33,461,628
                                                                            _______________     ______________     ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.....................................                       (32,426,980)        (34,241,653)       (32,893,579)
    Class B shares.....................................                       (36,098,576)        (15,038,821)          (571,106)
                                                                            _______________     ______________     ______________
      Total Dividends..................................                       (68,525,556)        (49,280,474)       (33,464,685)
                                                                            _______________     ______________     ______________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Class A shares.....................................                     5,481,588,637       6,572,669,153      4,736,674,991
    Class B shares.....................................                     3,353,368,498       1,019,289,506         98,889,385
  Dividends reinvested:
    Class A shares.....................................                        31,506,536          32,898,001         32,106,715
    Class B shares.....................................                        35,189,462          14,154,018             79,652
  Cost of shares redeemed:
    Class A shares.....................................                    (5,373,865,859)     (6,496,025,709)    (4,686,313,457)
    Class B shares.....................................                    (2,526,588,101)       (714,679,626)       (48,523,501)
                                                                            _______________     ______________     ______________
      Increase (Decrease) in Net Assets
        from Capital Stock Transactions................                     1,001,199,173         428,305,343        132,913,785
                                                                            _______________     ______________     ______________
          Total Increase (Decrease) in Net Assets......                     1,001,120,832         428,297,276        132,910,728
NET ASSETS:
  Beginning of Period..................................                     1,133,324,298         705,027,022        572,116,294
                                                                            _______________     ______________     ______________
  End of Period........................................                    $2,134,445,130      $1,133,324,298     $  705,027,022
                                                                           ==============      ==============     ==============
___________________________
*The Fund has changed its fiscal year end from January 31 to November 30.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                              Class A Shares
                                                        _____________________________________________________________________
                                                          Ten Months Ended                Year Ended January 31,
                                                                               ______________________________________________
PER SHARE DATA:                                        November 30, 1997(1)      1997     1996      1995      1994      1993
                                                       ___________________     ______    ______    ______    ______     _____
    Net asset value, beginning of period..                 $  1.00            $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                           _______             ______    ______    ______    ______     _____
    Investment Operations:
    Investment income-net.................                     .041               .047      .053      .037      .025      .032
                                                           _______             ______    ______    ______    ______     _____
    Distributions:
    Dividends from investment income-net..                    (.041)             (.047)    (.053)    (.037)    (.025)    (.032)
    Net asset value, end of period........                 $  1.00            $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                           =======             ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN...................                    4.99%(2)           4.81%     5.42%     3.75%     2.56%     3.26%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                    .88%(2)            .84%      .86%      .94%      .94%      .95%
    Ratio of net investment income
      to average net assets...............                    4.89%(2)           4.71%     5.28%     3.68%     2.53%     3.22%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                      -                  -        .01%      .04%      .02%       -
    Net Assets, end of period (000's Omitted)....          $903,313           $764,119  $654,581  $572,116  $616,072  $688,785
______________________________
(1)  The Fund has changed its fiscal year end from January 31 to November 30.
(2)  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                                  Class B Shares
                                                                                      _______________________________________
                                                                             Ten Months Ended
                                                                               November 30,            Year Ended January 31,
                                                                                                     ________________________
PER SHARE DATA:                                                                   1997(1)              1997            1996(2)
                                                                               ____________           _____            ______
    Net asset value, beginning of period.......................                  $  1.00            $  1.00           $  1.00
                                                                                  ______             ______            ______
    Investment Operations:
    Investment income-net......................................                     .039               .046              .043
                                                                                  ______             ______            ______
    Distributions:
    Dividends from investment income-net.......................                    (.039)             (.046)            (.043)
                                                                                  ______             ______            ______
    Net asset value, end of period.............................                  $  1.00            $  1.00           $  1.00
                                                                                  ======             ======            ======
TOTAL INVESTMENT RETURN........................................                     4.83%(3)           4.65%             5.18%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                     1.00%(3)           1.00%             1.00%(3)
    Ratio of net investment income
      to average net assets....................................                     4.78%(3)           4.56%             5.00%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.......................                      .05%(3)            .07%              .07%(3)
    Net Assets, end of period (000's Omitted)..................                  $1,231,132         $369,205           $50,446
(1)The Fund has changed its fiscal year end from January 31 to November 30.
(2)From March 31, 1995 (commencement of initial offering) to January 31, 1996.
(3)Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load. The Fund is authorized to issue 25 billion shares of $.001 par value Common
Stock. The Fund currently offers two classes of shares: Class A (15 billion shares authorized) and Class B (10 billion shares authorized). Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class A shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act, Class
B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of
 .05% of the value of the average daily net assets of Class B shares.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    The Fund has changed its fiscal year end from January 31 to November 30.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal
GENERAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $105,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1997. If not applied, $12,000 of the carryover expires in fiscal 2001, $15,000 expires in fiscal 2004 and $78,000 expires in fiscal 2005.
    At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1\2% of the value of the Fund's average net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the periods ended January 31, 1997 and November 30, 1997, there were no expense reimbursements pursuant to the Agreement.
    (b) Under the Service Plan with respect to Class A shares (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, the Fund directly bears the cost of preparing, printing and distributing prospectuses and statements of additional information and implementing and operating the Plan. In addition, the Fund reimburses (a) the Distributor for payments made for distributing Class A shares and servicing shareholder accounts ("Servicing") and (b) the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliate (collectively, "Dreyfus") for payments made for Servicing, at an aggregate annual rate of up to .20 of 1% of the value of the average daily net assets of Class A. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of Class A shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Fund's Board of Directors. If a holder of Class A shares ceases to be a client of a Service Agent, but continues to hold Class A shares, Dreyfus will be permitted to act as a Service Agent in respect of such Fund shareholders and receive payments under the Service Plan for Servicing. The fees payable for Servicing are payable without regard to actual expenses incurred. During the periods ended January 31, 1997 and November 30, 1997, the Fund was charged $1,454,173 and $1,325,410, respectively, pursuant to the Plan.
    Under the Distribution Plan with respect to Class B shares ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, the Fund directly bears the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, the Fund reimburses the Distributor for payments made to third parties for distributing Class B shares at an aggregate annual rate of up to .20% of 1% of the value of the average daily net assets of Class B. During the periods ended January 31, 1997 and November 30, 1997, the Fund was charged $660,152 and $1,511,346, respectively, pursuant to the Class B Distribution Plan.
    (c) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), the Fund reimburses Dreyfus Service Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the periods ended January 31, 1997 and November 30, 1997, the Fund was charged $363,543 and $331,353, respectively, pursuant to the Class A Shareholder Services Plan.

GENERAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), the Fund pays the Distributor for the provision of certain services to the holders of Class B shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets of Class B. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
    The Manager has undertaken through January 31, 1998, that if the aggregate expenses of Class B of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of Class B, the Manager will reimburse the expenses of the Fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under the Class B Shareholder Services Plan. During the periods ended January 31, 1997 and November 30, 1997, the Fund was charged $825,189 and $1,889,183, respectively, pursuant to the Class B Shareholder Services Plan, of which $243,136 and $401,679, respectively, was reimbursed by the Manager.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the periods ended January 31, 1997 and November 30, 1997, the Fund was charged $213,208 and $156,866, respectively, pursuant to the transfer agency agreement.
    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


GENERAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
General Money Market Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of General Money Market Fund, Inc., including the statement of investments, as of November 30, 1997, and the related statements of operations for each of the two years in the period then ended, the statements of changes in net assets for each of the three years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997 by correspon dence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Money Market Fund, Inc. at November 30, 1997, and the results of its operations for each of the two years in the period then ended, the changes in its net assets for each of the three years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
January 12, 1998


Registration Mark
[Dreyfus lion "d" logo]
GENERAL MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                       196/696AR9711
General
Money Market
Fund, Inc.
Annual Report
November 30, 1997
Registration Mark
[Dreyfus logo]